UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Vita Coco Company, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VITA COCO Your Vote Counts! THE VITA COCO COMPANY, INC. 2022 Annual Meeting Vote by May 31, 2022 11:59 PM ET THE VITA COCO COMPANY, INC. 250 PARK AVENUE SOUTH, 7TH FLOOR NEW YORK, NY 10003 D83270-P70508 You invested in THE VITA COCO COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2022. Get informed before you vote You may view the Form 10-K, Proxy Statement and Notice of Annual Meeting of Shareholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call toll-free at 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. For complete information and to vote before the meeting, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually During the Meeting* June 1, 2022 9:00 AM EDT Meeting to be Held Virtually at: www.virtualshareholdermeeting.com/COCO2022 Vote Prior to the Meeting: Online: ProxyVote.com By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance.

Vote prior to the meeting at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. Voting Items 1. Election of Class I Directors Nominees: 01) Aishetu Fatima Dozie 02) Martin Roper 03) John Zupo Board Recommends For 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D83271-P70508